U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 5, 2014


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.           (IRS Employer
                                                           Identification No)



1315 North Bullis Road Suite 6 Compton, California               90221
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   424   )      338     -      6260
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			__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note.

This report on Form 8-K of Urban Television Network Corporation, Inc. (the "Registrant") filed with the Securities and Exchange Commission acknowledges that the Registrant had the been dormant since at least 2007 and as a result did not have a independent registered certified public accounting firm.


SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm

The Registrant has not had a Independent Registered Public Accounting Firm since at least 2007.

(b) Engagement of New Independent Registered Public Accounting Firm

As set forth above, the Board of Directors approved the engagement of Anton & Chia as the Company's new independent registered public accounting firm, subject to clearance of Anton and Chia's internal acceptance process. On December 2, 2014, Anton and Chia confirmed that the acceptance process was complete and the Company formally engaged Anton and Chia as its independent registered public accounting firm during the Company's two most recent fiscal years ended October 31, 2013 and Octobet 31, 2012, and during the subsequent interim period through October 31, 2014, neither the Company, nor anyoneon its behalf, has consulted Anton and Chia with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

(c) The engagement of a new accountant was done by the Chief Executive Officer the sole member of the Board of the Company. The Company does not have an audit committee or any other committee charged with oversight of financial matters, and has entrusted this responsibility in its Chief Executive Officer acting as the Company's Chief Financial Officer.

(d) Since the Registrant has not had a independent registered public accountant, since at least 2007, there have not been, nor are there now, any disagreements between the Company and any CPA. with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any "reportable events" as defined by Regulation S-K section 304(a)
(1)(v) during that same period, other than has been reported and disclosed as required nor has there been any report on the financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(e) The Company has not had a prior certifying accountant since at least 2007.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Urban Television Network Corporation
Dated: December 5, 2014
                                             /s/ Joseph Collins
                                            ---------------------------------
                                            By: Joseph Collins
                                            Title: Chief Executive Officer